UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14 (c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5 (d)(2))

|X|   Definitive Information Statement

                         Primary Business Systems, Inc.
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:


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2)    Aggregate number of securities to which transaction applies:


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3)    Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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4)    Proposed maximum aggregate value of transaction:


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5)    Total fee paid:


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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify

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      the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


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      2)    Form, Schedule or Registration Statement No:


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      3)    Filing Party:


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      4)    Date Filed:


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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

Item 1.

      This Information Statement is being sent to the shareholders of record of Primary Business Systems, Inc., a Nevada as of April 22, 2005.

      Primary Business Systems, Inc. has received the written consent from shareholders owning approximately 91 % of the outstanding shares of its Common Stock to effect the transaction as described herein. The number of shares of Common Stock of the issuer outstanding as of April 22, 2005 was 86,278,297.

      THE BOARD OF DIRECTORS OF PRIMARY BUSINESS HAS APPROVED THE TRANSACTION AS DESCRIBED BELOW.

      We recently entered into a settlement agreement ("Settlement Agreement") with several parties which will, if consummated, have the effect of unwinding the transactions by which Primary Business entered the Professional Employer Organization and Staffing Businesses. The Settlement Agreement will, if consummated, result in a change of control of Primary Business and a distribution of the significant business assets of the Company to Patrick Matthews and his family (the "Mathews Family"). In effect, the terms and conditions of the Settlement Agreement will "unwind" the transactions entered into by Primary Business Systems Inc and a former majority shareholder, Pine Services, Inc. consummated with the Matthews Family in September and November 2002. Prior to these transactions, Primary Business had no significant operations and assuming completion of the transaction described herein, will have no significant operations.

A copy of the Settlement Agreement is annexed hereto as Exhibit A, including related agreements

Background of Our Business

      Primary Business Systems Inc. ("Primary") is a holding company with wholly owned subsidiaries operating in the professional employer organization industry and the temporary staffing services industry and operates through it's subsidiaries, Primary Business Systems LLC, Concord Staffing Services and Primary HR Services.

      Primary Business LLC (Primary LLC) and Primary HR Services LLC (Primary
HR) are regional Professional Employer Organizations (PEO) committed providing human capital management solutions.We offer our clients, which are typically small to medium-sized business with between five and fifty employees, a broad range of product and services that provide a complete solution for the clients' human resources outsourcing needs. Primary LLC and Primary HR's products and services include benefits administration, payroll administration, governmental


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compliance, risk- management, unemployment administration, and health, welfare and retirement benefits.

Concord Staffing Service is a regional temporary staffing services company helping business meet their staffing needs while minimizing there employee acquirement cost. We offer qualified screened employees to our clients that meet their employment needs on temporary biases. Concord provides all payroll administration, unemployment administration and assignment administration of the temporary staff.

      We were incorporated in the state of Nevada in November 1996 under the name Anonymous Data Inc. In July 2001,Anonymous Data Inc. completed a reverse merger with ShareCom, Inc. and the name was changed to ShareCom Inc. In May 2002 ShareCom, Inc. sold all sold all of its assets, selected liabilities and business operations to USAlert, Inc., an Illinois corporation and became a "shell corporation". Pine Services Inc., purchased 58% of the outstanding shares of ShareCom Inc., from its former president Brad Nordling.

      In September 2002, the members of Primary LLC (a privately held Texas limited liability company) entered into an agreement to purchase the 58% holdings of ShareCom from Pine Services Inc. Shortly thereafter, in November 2002, ShareCom Inc., acquired 100% of the members' interests of Primary LLC, thereby making Primary LLC a wholly owned subsidiary of ShareCom Inc. As a result of this transaction, the former members of Primary LLC became the majority shareholders of ShareCom and replaced the management of ShareCom.

      In March 2003 ShareCom Inc., changed its name to Primary Business Systems Inc. In addition, in March 2003, Primary acquired 100% of the outstanding stock of AHJR Inc., thereby making AHJR Inc. a wholly owned subsidiary of Primary. In June 2003, AHJR Inc. acquired the assets of a temporary staffing services company and began doing business under the tradename Concord Staffing Services.

      In June 2004 Primary established Primary HR Services LLC a Delaware Limited Liability Company operating in Mississippi, thereby making Primary HR Services LLC a wholly-owned subsidiary of Primary.

Recent Events

      As described above in September and November 2002, Primary, Pine Services and the Matthews Family consummated a series of transactions (i) which resulted in the Matthews Family selling their family owned business, Primary LCC to Primary in a stock exchange; (ii) resulted in Primary changing its name from Sharecom, Inc. to its current name; and (iii) whereby Primary LLC acquired from Pine Services a majority (approximately 59.7%) of then outstanding common stock of the Company in exchange for a note from the Primary LLC in the principal amount of $550,000. Further, members of the Matthews Family then became the officers and directors of Primary Business Systems Inc.


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      As previously reported by Primary, on or about December 23, 2003, Primary
LLC filed a lawsuit in 285th District Court, Bexar County, Texas against Pine Services, Inc. and Frank Custable, Jr. alleging, among other claims, common law fraud, violation of the Texas Securities Act, violation of the Texas Deceptive Trades and Practices Act and fraudulent inducement in connection with an Advisory Agreement between Primary and the named persons. The defendants were served with this lawsuit but failed to appear in the case or file an answer. On February 6, 2004, upon motion of Primary, the Court entered a default judgment against the defendants in the amount of approximately $4,700,000 in actual and punitive damages. On April 20, 2004, the Court upheld the entry of the default judgement.

      In addition, Suburban Capital, a company controlled by Custable had brought suit against the Company claiming a breach of an advisory Agreement entered into between Suburban Capital and Primary Business Systems Inc. Further, Pine had brought suit against Primary LLC alleging a breach of the purchase agreement and the $550,000 note

      The parties to these various actions decided it was in their mutual best interests to settle the actions. Under the terms of Settlement Agreement, dated as of January 31, 2005, the following transactions will occur:

      1. The Matthews Family will surrender all of their shares of Primary Business Systems Inc to Primary Business Systems Inc or Pine Services Inc, with Pine Services Inc receiving shares equal to 59% of the outstanding shares of Primary Business Systems Inc and the outstanding note will be forgiven;

      2. The Matthews Family will receive all of the capital stock of the three subsidiaries of Primary Business Systems Inc, namely, Primary LLC., Primary HR Services LLC and AHJR, Inc. and Primary Business Systems Inc. will no longer have any interest in such companies.

      3. The Matthews Family will receive an aggregate of $200,000 from Custable and Pine, payable in installments, of which $50,000 has been paid to date; and

      4. All members of the Mathews Family will resign as officers and directors of Primary Business Systems Inc and new officers and directors will be appointed by Pine Services Inc as the majority shareholder

      5. The Matthews Family will forgive all debt, in the amount of approximately $622,496 owed to it by Primary Business Systems Inc.

Custable and Pine will execute a Note and Security Agreement to reflect their obligations to pay the $200,000 as indicated above. Of such amount, $50,000 has been paid to date. The remaining $150,000 is payable as follows:


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      o     $50,000 USD no later than April 30, 2005;

      o     $50,000 USD no later than one (1) year (November 30, 2005); and

      o     $50,000 USD no later than 30 months (April 3, 2006).

      We have been advised by Custable, Pine and Suburban that they will name Brett Schwalb to be the initial director of Primary following completion of the transaction. Mr, Schwalb will also serve as the initial Chief Executive Officer and principal accounting officer of Primary. His biography appears below. Mr. Schwalb has consented to becoming an officer and director of Primary.

      Bret Schwalb, age 34, has been an employee of Allstate Insurance Company since October 2000 and serves as a communications consultant. His primary responsibilities included engaging and aligning a workforce of over 40,000 employees and contingent workers through the use of technology as well as train and manage a staff of contingent workers. From November 1999 through October 2000 Mr. Schwalb managed the Web Design department of NET65, a start up Internet company. From July 1997 through December 1999 Mr. Schwalb was the founder and president of Penguin Design Furniture Corporation, a company that designed and marketed home furniture crafted from recycled and environmentally sound materials. From February 1997 through October 1999 Mr. Schwalb was a designer for Gendex Corporation, a dental x-ray equipment design and manufacturing company. Mr. Schwalb graduated from the University of Illinois at Urbana-Champaign in 1996 with a degree in Industrial Design.

      Pine will own an aggregate of 51,766,968 shares of Common Stock, representing approximately 59% of the outstanding shares of Primary. Pine is controlled by Roxanne Lao.

      The Matthews family shall effect the reversal of those 2,696,256 common shares of Primary originally issued to them in November 2002 in consideration for the transfer of 100% of the shares of Primary LLC.

      Primary will transfer to the Matthews Family all of the outstanding capital stock of its three subsidiaries, Primary LLC, AHJR, Inc. and Primary HR Services, L.L.C. As a result, Primary will not have any subsidiaries following completion of the transaction. In addition, Primary will cancel $107,949 of outstanding debt owed by to it by Consumers Insurance Agency, Inc. The Matthews Family owns and controls Consumers Insurance Agency, which provides certain insurance brokerage services to Primary.

      We have included as Exhibit B to this Information Statement the following unaudited pro forma financial statements which are intended to reflect the consummation of the transactions contemplated by the Settlement Agreement;

      1. Pro forma Balance Sheet at December 31, 2004 and Pro Forma Statement of Operations.


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      Completion of the transactions contemplated by the Settlement Agreement are subject to several closing conditions including, the filing, of a Preliminary Information Statement and Definitive Information Statement with the SEC in accordance with SEC rules and regulations, distribution of the Definitive Information Statement to the Company's shareholders, and exchange of mutual releases by the parties. This Information Statement has been filed with the SEC and will be mailed to the shareholders of Primary in accordance with Regulation 14C of the SEC regulations. We expect to complete the transaction on or about 20 days after the mailing of this Information Statement to Primary's shareholders. Mailing is expected to be made on Monday, May 16, 2005.

      The Matthews Family have delivered to Primary written votes in favor of the Settlement Agreement. As of April 1, 2005, the Matthews Family owns approximately 91 % of our outstanding shares of Common Stock. This Information Statement is being mailed to all shareholders of Primary to reflect that we have received the consent from the Matthews Family and that Primary expects to complete the transaction within a date which is not more than 25 days after mailing.

Record Date

      This Information Statement is being mailed to all shareholders of the Common Stock of Primary of record as of April 22, 2005.

Item 2.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY. No votes are being solicited and no meeting of shareholders is being held in connection with the transaction.

Required Approvals

      There are no regulatory approvals form any government agency which must be required in order to complete the transactions set forth in the Settlement Agreement. We expect to complete the transaction on or about 20 days after the mailing of this Information Statement to Primary's shareholders. Mailing is expected to be made on Monday, May 16, 2005.

Item 3. Interests of Certain Persons in Matters to be Acted Upon.

The Parties

      Primary and its subsidiaries are parties to the transaction, as are Rick Matthews, Connie Matthews and Amanda Sinclair. Rick Matthews is our Chief executive Officer, Principal Accounting Officer and a Director. Connie Mathews is the wife of Rick Matthews and a director. Amanda Sinclair is a director, a Vice President and Secretary of Primary.

      Rick Matthews, Amanda Sinclair and Connie Matthews own approximately 79,096,000 shares of the Company's Common Stock, constituting approximately 91 % of our outstanding Common Stock as of April 22, 2005.


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         The following table sets forth common stock ownership information as of
April 22, 2005 with respect to:

o Each person known to us to be the beneficial owner of more than 5% of our common stock;

o     Each of our officers and directors;

o     and All directors and officers as a group.

This information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 433 Kitty Hawk Dr. Suite 226 Universal City, TX 78148. Information with respect to the percent of class is based on outstanding shares of common stock as of April 22, 2005. Except as otherwise indicated, to our knowledge, each stockholder has sole power to vote and dispose of all the shares of common stock listed opposite his name.

For purposes of this table, each person is deemed to have beneficial ownership of any shares of our common stock such person has the right to acquire on or within 60 days after April 22, 2005.

                                                  Amount of
                                                    Shares
                                                 Beneficially    Percent of
     Name of Beneficial Owner                       Owned           Class
     ---------------------------------------     ------------    ----------
     Patrick D Matthews                           68,393,591        78.5
     Amanda Sinclair                               6,417,850         7.4
     Connie Matthews                               4,284,813         4.9

     All officers and directors as a group        79,096,254        90.8

Following consummation of the Settlement Agreement, none of the persons named above will hold any shares in Primary. However, the obligations of Custable and Pine to pay an additional $150,000 to the Matthews Family will be secured by a lien on the shares representing approximately 59% of the outstanding shares of Primary (571,766,968 shares). In the event of a default in the obligations to pay the outstanding amount, the shares may be foreclosed upon by the Matthews Family.

Item 5. Delivery of Documents to Security Holders

      We have requested that Primary's transfer agent, Registrar and Transfer Corp., deliver this Information Statement to holders of our Common Stock of record as of April 22, 2005. Only one copy of this Information Statement is being delivered to multiple security holders sharing an address unless Primary has received contrary instructions from one or more of the security holders. We expect to complete the transaction on or about 20 days after the mailing of this Information Statement to Primary's shareholders. Mailing is expected to be made on Monday, May 16, 2005.


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      We have undertaken to deliver upon request a separate copy of the
Information Statement to a security holder with a shared address. Please contact our transfer agent:

                  Registrar & Transfer Corp.
                  10 Commerce Drive
                  Cranford, NJ 07016
                  Tel: 800-866-1340

      You may also contact Registrar & Transfer to advise them that you are receiving multiple copies of mailings to shareholders and desire to receive only a single copy in the future.

         May 13, 2005

         Primary Business Systems, Inc.

         By: Patrick D. Matthews, Chairman


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EXHIBIT A

SETTLEMENT AGREEMENT DATED AS OF January 31, 2005 among Primary Business Systems, Inc., Primary Business Systems, L.L.C., Rick Matthews, Suburban Capital Corporation, Pine Services, Inc., and Frank Custable, Jr.


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                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                     ---------------------------------------

      This Settlement Agreement and Mutual Release (the "Agreement") is entered into this day of December 2004 (the "Date"), by and among Primary Business Systems, Inc. ("PBS Inc"), Primary Business Systems, L.L.C., ("PBS LLC"), Rick Matthews ("Matthews"), Suburban Capital Corporation ("Suburban"), Pine Services, Inc. ("Pine"), and Frank Custable, Jr. ("Custable"). PBS Inc, PBS LLC, Matthews, Suburban, Pine and Custable are sometimes collectively referred to herein as the "Parties."

                                    Recitals
                                    --------

      WHEREAS, on or about September 27, 2002, PINE and PBS LLC entered into that certain stock purchase agreement ("Stock Purchase Agreement") for the purchase by PBS LLC from Pine shares Common Stock of in Sharecom, Inc., now known as PBS Inc., representing approximately 59.7% of the then outstanding shares of PBS Inc, for a purchase price of $550,000 payable within 36 months of the date thereof;

      WHEREAS, on or about November, , 2002, Suburban and PBS Inc and PBS LLC entered into that certain advisory agreement (the "Advisory Agreement") pursuant to which Suburban agreed to provide certain consulting services and programs to PBS Inc and PBS LLC in exchange for shares of PBS Inc.; and

      WHEREAS, on or about November 29, 2002, Matthews, Amanda Sinclair, Connie Mathews (sometimes referred to as the Matthews Family") and PBS Inc. entered into a Stock Acquisition Agreement ("Stock Acquisition Agreement") whereby PBS Inc acquired all of the ownership interests of PBS LLC from the Matthews Family in exchange for a number of shares of PBS Inc sufficient to provide the Matthews Family with approximately 90% of the outstanding shares of PBS Inc.;


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      WHEREAS a dispute arose among the parties regarding the quality and quantities of certain services and products to be provided by Pine and Suburban to PBS Inc and PBS LLC;

      WHEREAS, Suburban filed a lawsuit against PBS LLC, PBS Inc and Ed Wells ("Wells") styled Suburban Capital Corporation v. Primary Business Systems, L.L.C., et al., Case No. 03-CV-4194, in the United States District Court of the Northern District of Illinois, Eastern Division alleging breach of the Advisory Agreement (the "Suburban Lawsuit");

      WHEREAS, Pine filed a lawsuit against PBS LLC styled Pine Services, Inc.
v. Primary Business Systems L.L.C., Case No. 03-CV-7832, in the United States District Court for the Northern District of Illinois, Eastern Division alleging a breach of the Stock Purchase Agreement (the "Pine lawsuit");

      WHEREAS, PBS LLC filed a lawsuit against Pine and Custable styled Primary Business Systems, LLC v. Frank Custable, Jr. and Pine Services, Inc., Cause No. 2003-CI-19857, in the 285th Judicial District Court, Bexar County, Texas alleging fraud and breach of contract (the "First PBS Lawsuit"). PBS LLC also filed suit against Suburban in a lawsuit styled Primary Business Systems, LLC v. Suburban Capital Corporation, Case No. 2004-CI-02171, in the 37th Judicial District, Bexar County, Texas (the "Second PBS Lawsuit");

      WHEREAS, the Court entered a default judgment against Pine and Custable in the amount of $4,700,000.00 (the "Judgment") in the First PBS Lawsuit, which Pine and Custable appealed in a suit styled Frank Custable and Pine Services, Inc. v. Primary Business Systems, LLC, Appeals No. 04-04- , before the Fourth Court of Appeals for the State of Texas (the "Appeal", together with the Suburban Lawsuit, the Pine Lawsuit, the First PBS Lawsuit and the Second PBS Lawsuit, the "Lawsuits");


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      WHEREAS, PBS LLC, PBS Inc and Matthews deny all claims made by Suburban,
Pine and Custable in the Lawsuits, and Suburban, Pine and Custable deny all claims made by PBS LLC in the Lawsuits; and

      WHEREAS, the Parties acknowledge that a bona fide dispute and controversy exists between and among them, both as to liability and damages, if any, relating to the facts in question and underlying the Lawsuit; and

      WHEREAS, the Parties have reached an agreement to compromise and settle their disputes; and

      WHEREAS, the Parties have and do hereby compromise, settle and resolve all pending disputes, claims, actions, suits, demands, causes of action, debts, liabilities, agreements, contracts, or promises that would have been asserted or which were asserted by and between the Parties;

      NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS SET FORTH HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

      1. It is the intent of the Parties to rescind or unwind the transactions completed under the Stock Purchase Agreement and the Stock Acquisition Agreement. Further, the Parties acknowledge and agree that PBS Inc, as a reporting company subject to the Securities and Exchange Act of 1934, as amended, (the "Act") and rules and regulations ("Rules") of the Securities and Exchange Commission ("SEC"), shall be required to make certain filings under the Act ("SEC Filings") with respect to the transactions contemplated hereby (including, without limitation Section 6 hereof), and except as specifically stated otherwise herein, the transactions contemplated hereby may not become effective until such filings and


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            all applicable timeframes required under the Act and the Rules have been completed. Pine and Custable shall provide any information reasonably required by PBS Inc in connection with the SEC Filings.

      2. PBS LLC shall receive the sum of $200,000.00 USD, jointly and severally, from Pine and Custable in full settlement of all claims that PBS LLC, PBS Inc, Matthews, or the Matthews Family have asserted or could have asserted in the Lawsuits and in satisfaction of the Judgment. Such amount shall be wired to the trust account of Loeffler Tuggey Pauerstein Rosenthal LLP according to the instructions on Exhibit "A" in the amounts and on the dates described herein paragraph 2:

                  a. $50,000 USD immediately upon the execution of this Agreement, but not later than two (2) days after the date of this Agreement;

                  b. $50,000 USD no later than six (6) months following the Date of this Agreement;

                  c. $50,000 USD no later than one (1) year following the Date of this Agreement; and

                  d. $50,000 USD no later than 30 months following the Date of this Agreement.

      3. Pine and Custable shall execute the secured promissory note and security agreement attached hereto as Exhibit "B" (the "Note"). Matthews shall transfer ownership of 59.7% of the outstanding shares of PBS Inc (or 51,766,968 common shares) currently held by Ed Wells in escrow (the "Control Block Shares") back to Pine and such share certificate(s) shall remain in the possession of Ed Wells as escrow agent pursuant to the escrow agreement attached hereto as Exhibit "C". The Control Block Shares or a number equivalent to 59.7% of the outstanding shares of Primary Business Systems, Inc., f/k/a Sharecom, Inc., shall serve as collateral for the payment in full of the principal and interest on the Note, as more described therein. In the event of any uncured default of the payments described


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            both in paragraph 2(b) through 2(d) and in the Note, the sole recourse of any party under this Agreement shall be enforcement of the terms of the Note and the security agreement.

      4. In light of the rescission of the transactions with Pine, without the shares in PBS Inc represented thereby, the Matthews Family would have had no business purpose in entering into the Stock Acquisition Agreement, and therefore, the Matthews family shall effect the reversal of those 2,696,256 common shares of PBS Inc transferred to them and those members of PBS LLC in consideration for the transfer of 100% of the shares of PBS LLC as set forth under the Stock Acquisition Agreement. In exchange, PBS Inc shall transfer all the shares of PBS LLC, to Matthews and his nominees as stated in Exhibit "D" to this Agreement. and Primary HR Services, LLC

      5. In light of the rescission of the transactions with Pine, without the shares in PBS Inc. represented thereby, the Matthews Family would have had no business purpose in selling its ownership in Primary HR Services, L.L.C. or AHJR, Inc. to PBS Inc., and therefore Matthews shall effect the reversal of those shares of PBS Inc transferred to him and those shareholders of AHJR, Inc., d/b/a Concord Staffing Services and Primary HR Services, L.L.C. in consideration for the transfer of 100% of the shares of AHJR, Inc., d/b/a Concord Staffing Services and Primary HR Services, L.L.C. In exchange, PBS Inc shall transfer all the shares of AHJR, Inc., d/b/a Concord Staffing Services and Primary HR Services, L.L.C to Matthews and his nominees as stated in Exhibit "D2" to this Agreement.

      6. Matthews, Amanda Sinclair and Connie Matthews shall (i) return 24,677,630 shares of PBS Inc to PBS Inc, following which, as a result of the completion of the transactions under this Agreement the Matthews Family shall not own, of record or beneficially, any shares of Common Stock of PBS Inc., based on the following:


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                  a.    In light of the rescission of the transactions with
                        Pine, without the shares in PBS Inc. represented thereby, the Matthews Family would have had no business purpose in selling its ownership in Primary HR Services, L.L.C. or AHJR, Inc. to PBS Inc., and therefore Matthews shall effect the reversal of those shares of PBS Inc transferred to him and those shareholders of AHJR, Inc., d/b/a Concord Staffing Services and Primary HR Services, L.L.C. in consideration for the transfer of 100% of the shares of AHJR, Inc., d/b/a Concord Staffing Services and Primary HR Services, L.L.C. In exchange, PBS Inc shall transfer all the shares of AHJR, Inc., d/b/a Concord Staffing Services and Primary HR Services, L.L.C to Matthews and his nominees as stated in Exhibit "D2" to this Agreement; and

                  b. The cancellation by the Matthews Family of all debt owed by PBS, Inc. to the Matthews Family, including but not limited to the $593,294.00 owed to Matthews as deferred compensation; and

                  c. The cancellation by PBS Inc. of the $61,549.00 owed by to it by Consumers Insurance Agency, Inc.

      7. Matthews, Amanda Sinclair and Connie Matthews shall resign as officers and directors of PBS Inc. upon the transfer of the shares described in this Agreement.

      8. Suburban, Pine and Custable hereby fully and finally release, remises and discharge PBS Inc and PBS LLC and all of its members, venturers, directors, shareholders partners, affiliated companies or partnerships, officers, agents, attorneys, and employees, including but not limited to Patrick Matthews, Amanda Sinclair, and Connie Matthews (together, the "PBS Releasees") of and from all claims, demands, debts, liabilities, suits, actions, causes of action, rights, or damages (the "Claims"), whether known or unknown to


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            Suburban, Pine or Custable and whether fixed or contingent, that
            Suburban, Pine or Custable now has, in the past had, or in the future may have against the PBS Releasees, or any of them, based on, arising out of, or related to any act, fact, conduct, omission, contract, agreement, representation, statement, occurrence, event, or other matter that took place in whole or in part prior to the date of this Agreement, including but not limited to: (i) all Claims based on, arising out of, or related to any verbal agreement between or among the Parties, the Stock Purchase Agreement or the Advisory Agreement; (ii) all Claims or any dealings or transaction between or among Suburban, Pine, Custable and the PBS Releasees; and (iii) all Claims that were alleged in, or that could have been alleged in the Lawsuit by Suburban, Pine or Custable against the PBS Releasees. Notwithstanding the foregoing, this Agreement does not release, remise, or discharge PBS LLC or the PBS Releasees from any obligation or liability based on or arising out of this Agreement and this Agreement shall not be construed to release any party from any obligation or liability based on or arising out of its terms and provisions.

      9. PBS LLC, PBS Inc and Matthews hereby fully and finally releases, remises and discharges Suburban, Pine, Custable and all of its or his, venturers, partners, directors, officers, agents, attorneys, and employees (the "Custable Releasees") of and from all claims, demands, debts, liabilities, suits, actions, causes of action, rights, or damages (the "Claims"), whether known or unknown to PBS LLC, PBS Inc or Matthews and whether fixed or contingent, that PBS LLC, PBS Inc or Matthews now has, in the past had, or in the future may have against the Custable Releasees, or any of them, based on, arising out of, or related to any act, fact, conduct, omission, contract, agreement, representation, statement, occurrence, event, or other matter that took place in whole or in part prior to


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            the date of this Agreement, including but not limited to: (i) all
            Claims based on, arising out of or related to any verbal agreement between the Parties, the Stock Purchase Agreement, or the Advisory Agreement; (ii), any dealings or transactions between or among PBS LLC, PBS Inc, Matthews or the Custable Releasees; and (ii) all Claims that were alleged in, or that could have been alleged in the Lawsuit by PBS LLC, PBS Inc or Matthews. Notwithstanding the foregoing, this Agreement does not release, remise, or discharge the Custable Releasees from any obligation or liability based on or arising out of this Agreement and this Agreement shall not be construed to release any party from any obligation or liability based on or arising out of its terms and provisions.

      10. PBS Inc hereby fully and finally releases, remises and discharges Matthews, PBS LLC, the Matthews Family and all of its or his, venturers, partners, directors, officers, agents, attorneys, and employees (the "Matthews Releasees") of and from all claims, demands, debts, liabilities, suits, actions, causes of action, rights, or damages (the "Claims"), whether known or unknown to PBS Inc whether fixed or contingent, that PBS Inc now has, in the past had, or in the future may have against the Matthews Releasees, or any of them, based on, arising out of, or related to any act, fact, conduct, omission, contract, agreement, representation, statement, occurrence, event, or other matter that took place in whole or in part prior to the date of this Agreement, including but not limited to: (i) all Claims based on, arising out of or related to any verbal agreement between the Parties, the Stock Purchase Agreement, or the Advisory Agreement; (ii), any dealings or transactions between or among PBS Inc or the Matthews Releasees; and (ii) all Claims that were alleged in, or that could have been alleged in the Lawsuits by PBS Inc. Notwithstanding the foregoing, this Agreement does not release, remise, or discharge the


                                       17
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

            Matthews Releasees from any obligation or liability based on or arising out of this Agreement and this Agreement shall not be construed to release any party from any obligation or liability based on or arising out of its terms and provisions.

      11. The Parties agree to submit to the Court orders of dismissal with prejudice as to each of their respective Claims in the Suburban Lawsuit, the Pine Lawsuit, the First PBS Lawsuit, the Second PBS Lawsuit and the Appeal in the forms attached hereto as Exhibits "E1" through "E4" immediately upon the completion of the actions described in paragraphs 3, 4, 5, 6 and 11. PBS LLC agrees to present the fully executed order attached as Exhibit "E1" relating to the Second PBS Lawsuit to the Presiding Court of Bexar County, Texas and provide conformed copies of the signed order to Suburban no later than three (3) days from the date of the order. PBS LLC also agrees to present the fully executed order attached as Exhibit "E2" relating to the Appeal to the Clerk of the Fourth Court of Appeals, sitting in Bexar County, Texas and provide conformed copies of the signed order to Custable and Pine no later than three (3) days from the date of the order. Suburban agrees to present the order attached hereto as Exhibit "E3" relating to the Suburban Lawsuit to the Clerk for the United States District Court of the Northern District of Illinois, Eastern Division and provide conformed copies of the signed order to PBS LLC and Matthews no later than three (3) days from the date of the order. Pine agrees to present the order attached hereto as Exhibit "E4" relating to the Pine Lawsuit to the Clerk for the United States District Court of the Northern District of Illinois, Eastern Division and provide conformed copies of the signed order to PBS LLC and Matthews no later than three (3) days from the date of the order.


                                       18
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

      12. PBS Inc shall use reasonable efforts to cause a proxy statement filing (or information statement filing) to be filed in accordance with SEC Rules relating to the transactions contemplated herein to be filed within 45 days of the date hereof, and to obtain "clearance" from the SEC with respect to such filing as soon as possible and to thereafter submit or mail such filing to its shareholders in accordance with the SEC rules and the laws of the State of Nevada. Pine, Suburban and Custable hereby acknowledge that certain information may be required from them with respect to the SEC filings and will cooperate with PBS Inc with respect to its reasonable requests. Further, Pine, Suburban and Custable shall provide the names and other necessary identifying information of the individuals who shall become officers and directors of PBS Inc following the completion of the transactions discussed herein.

      13. The Parties agree that no Party shall intentionally disparage the business reputation of any other Party nor take any actions that are harmful to the other Party's goodwill with current or prospective customers, employees, agents, business partners, the media or the public. The Parties recognize that such actions would cause irreparable harm for which there is no adequate remedy at law and that the aggrieved Party may seek in state or federal court, and is entitled to, a temporary restraining order and to preliminary and permanent injunctive relief to stop any such conduct or statements for any breach or threatened breach of this Section 7 for a period of two (2) years after the date of the Agreement. Bexar County, Texas shall be the exclusive venue for any action pursuant to this
            Section 7.

      14. The Parties shall not at any time, intentionally divulge to any person or entity the terms, conditions, details or language of this Agreement except (i) when required in the course


                                       19
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

            of performing each Party's respective duties hereunder, including but not limited to those disclosures necessary to the United States Securities and Exchange Commission OR IN CONNECTION WITH ANY REQUIRED DISCLOSURE WHICH PBS Inc MAY MAKE UNDER THE ACT OR THE SEC RULES, (ii) with the other Parties' express written consent, (iii) where required to be disclosed by court order, subpoena or other government process, (iv) as required to comply with any law, including the Internal Revenue Code, or (v) to the Parties respective accountants and lawyers. The Parties shall not have responsibility for the divulgence of any information which is in the public domain.

      15. Each of the Parties will bear its own attorneys' fees and court costs.

      16. The Parties agree and acknowledge that the Agreement is entered into solely in order to resolve any and all outstanding or contested claims and disputes so that the Parties may avoid the substantial costs, expenses, and uncertainties associated with such disputes, the trial of the Lawsuit, and any other potential litigation with respect to same. It is also expressly agreed and acknowledged that neither the execution nor performance of any of the terms of this Agreement shall constitute or be construed as an admission by any signatory to this Agreement of any liability or any fact or any indication that any of the claims or charges made by any of the Parties hereto against each other have any merit.

      17. The Parties represent and warrant that there has not been and will be no assignment or other transfer of any interest in any Claim that is being released under this Agreement. The signatories further represent and warrant that there has not been and there will be no assignment or other transfer of any interest in any Claim which either of them may have had


                                       20
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

            or now has against the other which arises in any way out of the facts and circumstances alleged in or in any way related to the Lawsuit.

      18. No breach of any provision hereof can be waived unless done in writing. Waiver of any one breach shall not be deemed a waiver of any other breach of the same or other provision hereof. This Agreement may be amended only by written agreement executed by all Parties hereto.

      19. The Parties and their counsel have reviewed this Agreement and both Parties have participated in drafting the Agreement. The Agreement shall not be construed against any Party on the basis of which Party drafted which provision of the Agreement.

      20. The Parties agree and acknowledge that no promise, inducement, or agreement not herein expressed has been made to them or any of their representatives and that this Agreement and constitutes the entire agreement between the Parties. The terms of this Agreement are contractual in nature and not mere recitals.

      21. The Parties understand, acknowledge, and agree that if any fact now believed to be true is found hereafter to be other than, or different from, that which is now believed, each expressly assumes the risk of such difference in fact and agrees that this Agreement shall be, and will remain, effective notwithstanding any such difference in fact.

      22. The Parties agree and acknowledge that each of them has had the opportunity to confer with his or its own counsel prior to the signing of this Agreement and that each Party fully understands and voluntarily accepts the terms of this Agreement.

      23. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the signatories hereto and their respective successors, heirs, administrators, trustees, executors and assigns.


                                       21
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

      24. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile and, when so delivered, shall be deemed an original document and shall constitute the valid, binding, and enforceable obligation of the party or parties so delivering this Agreement. The signature of any party hereto on a facsimile transmission of this Agreement shall be deemed an original signature and shall have the same legal effect as an original signature on an original document. No Party hereto may contend that this Agreement, when delivered by facsimile, is not a valid, binding, and enforceable agreement by reason of the form of such delivery or that any signature on any facsimile should not be deemed an original signature.

                  SIGNED this    day of December 2004.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]


                                       22
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

                                             SUBURBAN CAPITAL CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             PINE SERVICES, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             -----------------------------------
                                             FRANK CUSTABLE, JR.


                                             PRIMARY BUSINESS SYSTEMS, L.L.C.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             PRIMARY BUSINESS SYSTEMS, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             SUBURBAN CAPITAL CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             -----------------------------------
                                             Patrick Dey Matthews


                                       23
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

                                   EXHIBIT "A"
                                WIRE INSTRUCTIONS


                                       24
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

                                   EXHIBIT "B"
                     PROMISSORY NOTE AND SECURITY AGREEMENT

                     PROMISSORY NOTE and SECURITY AGREEMENT

December   , 2004

San Antonio, Texas

$150,000.00 USD

For value received, on or before April 30, 2007, Pine Services, Inc. ("Pine") and Frank Custable, Jr. ("Custable", together with Pine, "Makers") promise to pay to the order of Primary Business Systems, L.L.C. ("PBS"), one hundred and fifty thousand dollars ($150,000.00) with interest at the rate of two point three percent (2.3%) per annum, as follows:

                                Place of Payment

1. All payments are to be made by delivery to Primary Business Systems, L.L.C., ATTN: Patrick Dey Matthews, by mail to PBS's main office in Bexar County, Texas.

                              Installment Payments

2. (a) The principal of the Note, together with accrued and unpaid interest on the unpaid principal balance of the Note, shall be due and payable (i) in installments in an amount equal to Fifty thousand dollars each, the first such installment to be due and payable on or before April 30, 2005. The second installment of fifty thousand dollars shall be then due on or before November 30, 2005 and the remaining installments shall be due and payable on April 3, 2007 (the "Maturity Date"). Failure to make the payments described herein shall constitute a default of this Note.

      (b) On the Maturity Date the entire unpaid principal balance of this Note and all accrued and unpaid interest on the unpaid principal balance of this Note shall be finally due and payable.

                                   Prepayment

3. This Note may be prepaid in part or in full at any time without penalty, provided however, in connection with such prepayment Makers shall pay all interest, which would have become due and payable on such prepayment had it not been prepaid.

                                Entire Agreement

4. This Note embodies the entire agreement and understanding between the Payee and the Maker and other parties with respect to the loans to be evidenced by this Note and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Maker acknowledges and agrees that there are no oral


                                       25
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

      agreements between the Maker and the Payee, which have not been incorporated in this Note.

                                      Venue

5. Any dispute arising from this Note shall be determined by a civil action in State District Court, Bexar County, Texas.

                                      Usury

6. This Note shall be governed by and construed in accordance with applicable law. Since it is the intention of the parties hereto to strictly conform to the applicable usury laws, all agreements between Makers and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any consideration called for, contracted for, charged, taken, reserved or received with respect to this Note, the security documents, the loan evidenced by this Note, or any other agreement between the parties or their affiliates, or if the fulfillment of any provision hereof or any note, deed of trust, loan agreement, or other document, evidencing or securing the indebtedness evidenced hereby, at the time of performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity; and if Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any excess of interest shall be applied to the reduction of the principal amount owing on this Note or amounts owed pursuant to other loan documents and not to the payment of interest, or if such excess of interest exceeds the unpaid balance of principal of this Note or amounts owed pursuant to other loan documents, such excess shall be refunded to the Maker. The provision of this paragraph shall control all existing and future agreements between Maker and Payee.

                               Security Agreement

7. Payment of all principal and interest under this Promissory Note shall be secured by a pledge of 51,766,968 or 59.7% of the issued and outstanding shares of stock in Primary Business Systems, Inc., f/k/a Sharecom, Inc., whichever is greater in number of shares (the "Control Block") pursuant to the terms of that certain Security Agreement attached in the form of Exhibit "B" to this Promissory Note. Upon the event of default by the Makers, the sole recourse of PBS is foreclosure upon the Control Block described in this paragraph and by the Security Agreement attached hereto.


                                       26
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

                                   Definitions

8. As used in this Note, the term "holder" means the payee or other indorsee of this Note who is in possession of it, or the bearer of this Note if this Note is at the time payable to the bearer. The term "Maker" means each of the undersigned, unless such signer indicates on this instrument that it is signed in the capacity of an accommodation party. If this Note is signed by more than one person in the capacity of Make, it shall be the joint and several liabilities of these persons.

MAKERS


----------------------------------
Pine Services, Inc.,

AND


----------------------------------
Frank Custable, Jr.


                                       27
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

                         THIRD PARTY SECURITY AGREEMENT

      Agreement made in connection with the Promissory Note above between Pine Services, Inc., a Costa Rican corporation ("Pine") and Frank Custable, Jr., an individual ("Custable", together with Pine, the "Borrowers") and Primary Business Systems, L.L.C. ("Pledgee").

                        I. Creation of Security Interest

      In consideration of and to secure Borrowers' performance and prompt payment of principal and interest under that certain Promissory Note, dated December , 2004, between Borrowers and Pledgee (the "Note"), Pine Services, Inc. ("Pledgor") pledges and assigns to Pledgee and grants Pledgee a security interest under Chapter 9 of the Texas Business and Commerce Code in 51,766,968 or 59.7% of the issued and outstanding shares of stock in Primary Business Systems, Inc., f/k/a Sharecom, Inc., whichever is greater in number of shares (the "Control Block"), more specifically set forth on Schedule I attached hereto and made a part hereof for all purposes (the "Assets"). In the event that Primary Business Systems, Inc., f/k/a Sharecom, Inc. issues additional shares for any reason whatsoever, Pledgor agrees to add to the Assets sufficient shares such that the Assets that secure the Note continue to equal 59.7% of the outstanding shares of Primary Business Systems, Inc., f/k/a Sharecom, Inc.

      The Borrowers and Pledgee hereby acknowledge and agree that the Assets shall be held in escrow pursuant to the terms of an Escrow Agreement with Ed Wells as escrow agent. The Pledgor has delivered to the escrow agent a duly executed undated Stock Power which the escrow agent shall hold in escrow together with the Assets.

                             II. Obligation Secured

      Pledgor obligates itself to hold the proceeds from any sale of the Assets as security for the repayment of all loans by Pledgee to Borrowers under the Note.

                       III. Representations and Warranties

      Pledgor represents and warrants that it owns the stock pledged, and that the Assets are not subject to any lien, pledge, charge, encumbrance, security interest, or a right of action by any third person to purchase or require delivery of all or any part of the assets.

                      IV. Pledgee's Rights and Obligations

      Pledgee will have, as to the Assets, the rights and obligations of a secured party under Chapter 9 of the Texas Business and Commerce Code.

                        VI. Pledgee's Rights to the Stock

      Pledgee has no right to vote the stock while pledged and has no right to receive any profits of Primary Business Systems, Inc., f/k/a/ Sharecom, Inc. unless there is a default by the Borrowers in regards to the Note.


                                       28
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

                          VII. Application of Proceeds

      Any proceeds from the sale of the Assets will be applied by the Pledgee as follows:

      First, to payment of the entire amount of the principal and interest due and owed on the note or notes or the loan agreement.

      Second, any remaining proceeds from the sale will be delivered to Pledgor.

      Upon a default under the Note, Pledgee shall have the right, at its option, to immediately declare the Note and this Agreement in default, and to deliver written notice to the Borrowers and the escrow agent that a default has occurred and that the Assets and the undated Stock Power of Borrowers are to be delivered immediately to the Pledgee. Borrowers waive any and all statutory or common law rights to any opportunity to cure such a default and Pledgee may foreclose its interest in the Assets immediately upon default. Pledgee shall thereafter have the right to transfer such shares into its name or the name of any nominee immediately upon notice to the escrow agent.

      For purposes of any sale of the Assets, the value of the shares of Common Stock constituting the Assets shall be the higher of (i) the par value or (ii) the fair market value of the Common Stock if there is a recognizable trading market for such Common Stock.

                                VII. Termination

      On payment in full of the Note, Pledgee will release its security interests on the proceeds from any sale of shares pledged under this agreement.

                       VIII. Waiver, Renewal or Extensions

      No renewal or extensions of the Note or an other notes, and no delay in the enforcement or exercise of the rights granted Pledgee under this agreement will constitute a waiver or affect the rights of Pledgee as to any of the shares.

                          IX. Amendment or Modification

      This agreement cannot be amended or modified except in a writing, executed and signed by the parties.

                             X. Additional Documents

      Pledgor agrees to execute and deliver to Pledgee any and all additional documents, which may be necessary to perfect the security interest given to Pledgee under this agreement.


                                       29
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

                               XI. Binding Effect

      This agreement will be binding on the parties and their representatives, heirs, successors, and assigns.

      Executed at San Antonio, Texas, on December       , 2004.

Pine Services, Inc.


                                          --------------------------------------
                                          Primary Business Systems, L.L.C.
By:                                       Patrick Dey Matthews, Managing Member
    ---------------------------


                                       30
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

                                   EXHIBIT "C"
                                ESCROW AGREEMENT

                             STOCK ESCROW AGREEMENT
                             ----------------------

      This Agreement is dated as of the day of December, 2004 among Primary Business Systems, L.L.C., a Texas limited liability company ("PBS LLC"), Pine Service, Inc. (the "Pine"), Frank Custable, Jr. ("Custable") and Ed Wells (the "Escrow Agent"):

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, PBS LLC, Primary Business System, Inc. ("PBS Inc"), Custable, Rick Matthews ("Matthews"), Suburban Capital Corporation ("Suburban") and Pine have entered into a Global Settlement Agreement ("Settlement Agreement") for the settlement of all claims and lawsuits by and among PBS LLC, PBS Inc, Suburban, Matthews, Custable and Pine that involves the transfer of shares of PBS Inc from PBS LLC and its related entities and individuals to Pine in exchange for funds and a promissory note, as described below.

      WHEREAS, the parties hereto require Pine to deliver certain shares of PBS Inc (the "Shares") against payment of that certain Promissory Note (the "Note") and the Shares to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement and the Note; and

      WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

      NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

      1.1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

            (a) "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties.

            (b) "Settlement Agreement" means the Global Settlement Agreement, executed on December , 2004, by and among Pine, Suburban, Custable, PBS Inc, PBS LLC, and Matthews.


                                       31
--------------------------------------------------------------------------------

            (c) "Payment" means the sums of money to by paid to PBS LLC by Pine and Custable as described in Paragraph 2 the Settlement Agreement.

            (d) "Note" means the Note of the Pine and Custable issued to PBS LLC in the amount of $150,000 in the form of Exhibit "B" attached to the Settlement Agreement.

            (e) "Control Block" means the 51,766,968 shares of common stock of PBS Inc. or 59.7% of the outstanding common stock of PBS Inc., whichever is greater.

      1.2. Entire Agreement. This Agreement, along with the Settlement Agreement and the Note, constitutes the entire agreement between the parties hereto with respect to the matters contained herein and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement, the Settlement Agreement and the Note.

      1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

      1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

      1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      1.6. Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Texas or in the federal courts located in the state of Texas. Both parties and the individuals executing this Agreement and other agreements on behalf of the Pine agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.


                                       32
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

      1.7. Specific Enforcement, Consent to Jurisdiction. The Company and Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section
1.6 hereof, each of Pine and PBS LLC hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

      1.8. Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

                                   ARTICLE II

                         DELIVERIES TO THE ESCROW AGENT

      2.1. Delivery of Settlement Agreement to Escrow Agent. On or about the date hereof, PBS LLC shall deliver to the Escrow Agent at fully executed copy of the Settlement Agreement and all attachments thereto.

      2.2 Delivery of Note to Escrow Agent. On or about the date hereof, the Pine shall deliver to the Escrow Agent a fully executed copy of the Note, along with the Security Agreement.

      2.3. Delivery of Shares to Escrow Agent. On or about the date hereof, Pine shall deliver to the Escrow Agent the Control Block of shares of PBS Inc. which Matthews and related individuals transferred to Pine pursuant to the Settlement Agreement. From time to time, Pine shall deliver to the Escrow Agent those shares necessary to ensure that the Control Block continues to represent no less than 59.7% of the outstanding issued and authorized shares of PBS Inc.

      2.4 Intention to Create Escrow Over Control Block. Pine, Custable and PBS LLC intend that the Control Block of shares of PBS Inc shall be held in escrow by the Escrow Agent pursuant to this Agreement and such shares shall be pledged as collateral for the payment in full of principal and interest on the Note.

      2.4. Escrow Agent to Deliver Control Block. The Escrow Agent shall hold and release the Control Block only in accordance with the terms and conditions of this Agreement.


                                       33
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

                                   ARTICLE III

              RELEASE OF COMPANY DOCUMENTS AND PURCHASER DOCUMENTS

      3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Control Block as follows:

            (a) Upon receipt by the Escrow Agent of written confirmation by PBS LLC that PBS LLC has received a total of $150,000.00 USD in satisfaction of the Note, on or before April 30, 2007, the Escrow Agent shall release possession of the Control Block to Pine or Pine's designated agent; or

            (b) Upon receipt by the Escrow Agent of written confirmation by PBS LLC that Pine or Custable failed to deliver any of the funds to PBS LLC as outlined in Paragraph 2 of the Settlement Agreement (or any written amendment thereto), the Escrow Agent shall immediately deliver the Control Block to PBS LLC or its designated agent without delay or the necessity of any correspondence or confirmation from any other party; or

            (c) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Control Block in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

      3.2. Acknowledgement of Pine. Custable and PBS LLC; Disputes. The PBS and Pine acknowledge that the only terms and conditions upon which the Control Block are to be released are set forth in Sections 3 and 4 of this Agreement. The parties reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Control Block. Any dispute with respect to the release of the Control Block shall be resolved pursuant to
Section 4.2 or by agreement between the parties.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

      4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

      (a) Pine, Custable and PBS LLC acknowledge and agree that the Escrow Agent
(i) shall not be responsible for or bound by, and shall not be required to inquire into whether either Pine or PBS LLC is entitled to receipt of the Control Block pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument,


                                       34
--------------------------------------------------------------------------------
statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (v) shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Escrow Agreement or any document deposited hereunder or any endorsement thereon or assignment thereof;
(vi) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

      (b) Pine, Custable and PBS LLC acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. Pine and PBS LLC, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to Pine and PBS LLC under this Agreement and to no other person.

      (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving fourteen (14) days prior written notice of resignation to Pine, Custable and PBS LLC. Prior to the effective date of the resignation as specified in such notice, Pine and PBS LLC will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Control Block to a substitute Escrow Agent selected by Pine and PBS LLC. If no successor Escrow Agent is named by Pine and PBS LLC, the Escrow Agent may apply to a court of competent jurisdiction in the State of Texas for appointment of a successor Escrow Agent, and to deposit the Control Block with the clerk of any such court.

      (e) The Escrow Agent does not have and will not have any interest in the Control Block, but is serving only as escrow agent, having only possession thereof.

      (f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except for its own willful misconduct or gross negligence.


                                       35
--------------------------------------------------------------------------------

      (g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

      (h) The Escrow Agent shall not be permitted to act as counsel for Pine, Custable or PBS LLC, as the case may be, in any dispute as to the disposition of the Control Block, in any other dispute between or among Pine, Custable or PBS LLC or any related entity or individual, whether or not the Escrow Agent is then holding the Control Block and continues to act as the Escrow Agent hereunder.

      (i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

      4.2. Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

            (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Control Block, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to
(i) refrain from taking any action other than to continue to hold the Control Block pending receipt of a Joint Instruction from the parties, or (ii) deposit the Control Block with any court of competent jurisdiction in the State of Texas, in which event the Escrow Agent shall give written notice thereof to Pine and PBS LLC and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Control Block. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

            (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to Pine, PBS LLC or any Related Entity or to any other person, firm, corporation or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

      5.1. Termination. This escrow shall terminate upon the release of the Control Block or at any time upon the agreement in writing of Pine and PBS LLC.

      5.2. Notices. All notices, request, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):


                                       36
--------------------------------------------------------------------------------

(a)   If to the Pine, to:

                   Pine Services, Inc.
                   2121 W. Army Trail Road
                   Suite 105
                   Addison, Il 60101
                   Attention: Lance C. Martin

(b)   If to Frank Custable, to:

                   2121 W. Army Trail Road
                   Suite 105
                   Addison, Il 60101

(c)   If to the PBS LLC, to:

                   ATTN: Rick Matthews
                   433 Kitty Hawk Drive
                   Suite 226
                   Universal City, Texas 73148

(d)   If to the Escrow Agent, to:

                   Ed Wells

                   _______________________

                   _______________________

                   _______________________

                   _______________________

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

      5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

      5.5. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      5.6. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so


                                       37
--------------------------------------------------------------------------------
executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission.

      5.7. Agreement. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

                           [SIGNATURE PAGE TO FOLLOW]

                                            PINE SERVICES, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ----------------------------------
                                            FRANK CUSTABLE, JR.


                                            PRIMARY BUSINESS SYSTEMS, L.L.C.

                                            By:
                                                --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ----------------------------------
                                            ED WELLS


                                       38
--------------------------------------------------------------------------------

                                  EXHIBIT "D1"
        MATTHEWS NOMINEES FOR SHARES OF PRIMARY BUSINESS SYSTEMS, L.L.C.


                                       39
--------------------------------------------------------------------------------

                                  EXHIBIT "D2"
                                  ------------
           MATTHEWS NOMINEES FOR SHARES OF AHJR, INC., D/B/A CONCORD
           ---------------------------------------------------------
                 STAFFING SERVICES AND HR PRIMARY SERVICES, INC.
                 -----------------------------------------------


                                       40
--------------------------------------------------------------------------------

                                  EXHIBIT "E1"
                                  ------------

                       IN THE UNITED STATES DISTRICT COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS,

EASTERN DIVISION

SUBURBAN CAPITAL CORPORATION,                       ss.
a Delaware Corporation,                             ss.
                                                    ss.
Plaintiffs                                          ss.
                                                    ss.
v.                                                  ss.     Case No. 03 CV 4194
                                                    ss.     Judge Hart
PRIMARY BUSINESS SYSTEMS, L.L.C.,                   ss.
a Nevada Limited Liability Company, PRIMARY         ss.
BUSINESS SYSTEMS, INC.,                             ss.
f/k/a SHARECOM, INC., a Nevada Corporation          ss.
and ED WELLS as Escrow                              ss.
Agent,                                              ss.

Defendants.

                     JOINT NOTICE OF NONSUIT WITH PREJUDICE
                     --------------------------------------

      Plaintiff, Suburban Capital Corporation ("Plaintiff"), and Defendants, Primary Business Systems, L.L.C., Business Systems, Inc., and Ed Wells ("Defendants"), file this Joint Notice of Nonsuit with Prejudice.

      Plaintiff hereby nonsuits with prejudice all claims against Defendants and waives its right to refile such claims at any later time. Defendants hereby nonsuit all counterclaims against Plaintiff and waive their right to refile such counterclaims at any later time.

      WHEREFORE, Plaintiff and Defendants request that the Court accept this Joint Notice of Nonsuit with Prejudice and dismiss this case with prejudice.


                                       41
--------------------------------------------------------------------------------

                                              Respectfully Submitted by:
                                              LAW OFFICE OF JAMES MUSIAL
                                              2121 W. Army Trail Road
                                              Suite 105
                                              Addison, IL 60101


                                              ------------------------------
                                              James E. Musial
                                              State Bar No. 19146100
                                              ATTORNEY FOR PLAINTIFF
                                              SURBURBAN CAPITAL
                                              CORPORATION


                                              ------------------------------
                                              Jonathan D. Pauerstein
                                              State Bar No. 15637500
                                              Bryan A. Lopez
                                              State Bar No. 24007881
                                              LOEFFLER TUGGEY PAUERSTEIN
                                              ROSENTHAL LLP
                                              755 East Mulberry, Suite 200
                                              San Antonio, Texas 78212
                                              210-354-4300 Telephone
                                              210-354-4305 Facsimile

                                              ATTORNEYS FOR PRIMARY
                                              BUSINESS SYSTEMS, L.L.C.


                                       42
--------------------------------------------------------------------------------

                       IN THE UNITED STATES DISTRICT COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS,
                                EASTERN DIVISION

SUBURBAN CAPITAL CORPORATION,                     ss.
a Delaware Corporation,                           ss.
                                                  ss.
Plaintiffs                                        ss.
                                                  ss.
v.                                                ss.     Case No. 03 CV 4194
                                                  ss.     Judge Hart
PRIMARY BUSINESS SYSTEMS, L.L.C.,                 ss.
a Nevada Limited Liability Company, PRIMARY       ss.
BUSINESS SYSTEMS, INC.,                           ss.
f/k/a SHARECOM, INC., a Nevada Corporation        ss.
and ED WELLS as Escrow                            ss.
Agent,                                            ss.

Defendants.

              ORDER GRANTING JOINT NOTICE OF NONSUIT WITH PREJUDICE
              -----------------------------------------------------

      On this date, the Court considered the Joint Notice of Nonsuit with Prejudice filed by the parties herein.

      The Court hereby GRANTS the parties' request for a nonsuit and ORDERS this case dismissed and removed from the Court's docket with prejudice to all claims and counterclaims asserted in this action.

      SIGNED this     day of      , 2004.

                                                 -------------------------------
                                                 Presiding Judge


                                       43
--------------------------------------------------------------------------------

APPROVED AND ENTRY REQUESTED:


-----------------------------------
Jonathan D. Pauerstein
State Bar No. 15637500
Bryan A. Lopez
State Bar No. 24007881
LOEFFLER TUGGEY PAUERSTEIN
ROSENTHAL LLP
755 East Mulberry, Suite 200
San Antonio, Texas 78212
210-354-4300 Telephone
210-354-4305 Facsimile


-----------------------------------
James E. Musical
ATTORNEY FOR PLAINTIFF,
SUBURBAN CAPITAL CORPORATION


                                       44
--------------------------------------------------------------------------------

                                  EXHIBIT "E2"
                                  ------------

                       IN THE UNITES STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

PINE SERVICES, INC., a Costa Rican                    ss.
Corporation                                           ss.
                                                      ss.
Plaintiffs                                            ss.
                                                      ss.     No. 03C-7832
V.                                                    ss.     Judge Marovich
                                                      ss.
PRIMARY BUSINESS SYSTEMS, L.L.C.                      ss.
A Texas limited liability partnership;                ss.
                                                      ss.
Defendant.                                            ss.
                                                      ss.

                     JOINT NOTICE OF NONSUIT WITH PREJUDICE
                     --------------------------------------

      Plaintiff, Pine Services, Inc. ("Plaintiff"), and Defendant, Primary Business Systems, L.L.C. ("Defendant") file this Joint Notice of Nonsuit with Prejudice.

      Plaintiff hereby nonsuits with prejudice all claims against Defendant and waives its right to refile such claims at any later time. Defendant hereby nonsuits all counterclaims against Plaintiff and waives its right to refile such counterclaims at any later time.

      WHEREFORE, Plaintiff and Defendant request that the Court accept this Joint Notice of Nonsuit with Prejudice and dismiss this case with prejudice.


                                       45
--------------------------------------------------------------------------------

                                        Respectfully Submitted by:

                                        LAW OFFICE OF LANCE C. MARTIN
                                        2121 W. Army Trail Road
                                        Suite 105
                                        Addison, IL 60101


                                        ----------------------------------
                                        Lance Martin
                                        State Bar No. 19146100
                                        ATTORNEY FOR PLAINTIFF PINE
                                        SERVICES, INC.


                                        ----------------------------------
                                        Jonathan D. Pauerstein
                                        State Bar No. 15637500
                                        Bryan A. Lopez
                                        State Bar No. 24007881
                                        LOEFFLER TUGGEY PAUERSTEIN
                                        ROSENTHAL LLP
                                        755 East Mulberry, Suite 200
                                        San Antonio, Texas 78212
                                        210-354-4300 Telephone
                                        210-354-4305 Facsimile

                                        ATTORNEYS FOR DEFENDANT
                                        PRIMARY BUSINESS SYSTEMS, L.L.C.


                                       46
--------------------------------------------------------------------------------

                       IN THE UNITES STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

PINE SERVICES, INC., a Costa Rican         ss.
Corporation                                ss.
                                           ss.
Plaintiffs                                 ss.
                                           ss.     No. 03C-7832
V.                                         ss.     Judge Marovich
                                           ss.
PRIMARY BUSINESS SYSTEMS, L.L.C.           ss.
A Texas limited liability partnership;     ss.
                                           ss.
Defendant.                                 ss.
                                           ss.

              ORDER GRANTING JOINT NOTICE OF NONSUIT WITH PREJUDICE
              -----------------------------------------------------

      On this date, the Court considered the Joint Notice of Nonsuit with Prejudice filed by the parties herein.

      The Court hereby GRANTS the parties' request for a nonsuit and ORDERS this case dismissed and removed from the Court's docket with prejudice to all claims and counterclaims asserted in this action.

      SIGNED this    day of             , 2004.


                                                    ----------------------------
                                                    Presiding Judge

APPROVED AND ENTRY REQUESTED:


-------------------------------
Jonathan D. Pauerstein
State Bar No. 15637500
Bryan A. Lopez
State Bar No. 24007881
LOEFFLER TUGGEY PAUERSTEIN
ROSENTHAL LLP
755 East Mulberry, Suite 200
San Antonio, Texas 78212
210-354-4300 Telephone
210-354-4305 Facsimile


                                       47
--------------------------------------------------------------------------------

----------------------------------
Lance Martin
ATTORNEY FOR PLAINTIFF,
PINE SERVICES, INC.


                                       48
--------------------------------------------------------------------------------

                                  EXHIBIT "E3"
                                  ------------

                             CAUSE NO. 2003-CI-19857

PRIMARY BUSINESS                        ss.
SYSTEMS, L.L.C.,                        ss.
                                        ss.
PLAINTIFF,                              ss.         IN THE DISTRICT COURT,
                                        ss.
v.                                      ss.
                                        ss.         285th JUDICIAL DISTRICT,
FRANK CUSTABLE, Jr., individually,      ss.
AND                                     ss.
PINE SERVICES, INC.,                    ss.         BEXAR COUNTY, TEXAS
                                        ss.
DEFENDANTS.                             ss.

                     JOINT NOTICE OF NONSUIT WITH PREJUDICE
                     --------------------------------------

      Plaintiff, Primary Business Systems, L.L.C. ("Plaintiff"), and Defendants, Frank Custable, Jr., and Pine Services, Inc. ("Defendants"), file this Joint Notice of Nonsuit with Prejudice.

      Plaintiff hereby nonsuits with prejudice all claims against Defendants and waives its right to refile such claims at any later time. Defendants hereby nonsuit all counterclaims against Plaintiff and waive their right to refile such counterclaims at any later time.

      WHEREFORE, Plaintiff and Defendants request that the Court accept this Joint Notice of Nonsuit with Prejudice and dismiss this case with prejudice.


                                       49
--------------------------------------------------------------------------------

                                                  Respectfully Submitted by:
                                                  AKIN GUMP STRAUSS HAUER & FELD
                                                  300 Convent
                                                  Suite 1500
                                                  San Antonio, Texas 78205


                                                  ------------------------------
                                                  Jo Beth Eubanks
                                                  State Bar No. 19146100
                                                  ATTORNEY FOR DEFENDANT
                                                  SUBURBAN CAPITAL CORPORATION


                                                  ------------------------------
                                                  Jonathan D. Pauerstein
                                                  State Bar No. 1537500
                                                  Bryan A. Lopez
                                                  State Bar No. 24007881
                                                  LOEFFLER TUGGEY PAUERSTEIN
                                                  ROSENTHAL LLP
                                                  755 East Mulberry, Suite 200
                                                  San Antonio, Texas 78212
                                                  210-354-4300 Telephone
                                                  210-354-4305 Facsimile

                                                  ATTORNEYS FOR PRIMARY
                                                  BUSINESS SYSTEMS, L.L.C.


                                       50
--------------------------------------------------------------------------------

                             CAUSE NO. 2003-CI-19857

PRIMARY BUSINESS                           ss.
SYSTEMS, L.L.C.,                           ss.
                                           ss.
PLAINTIFF,                                 ss.       IN THE DISTRICT COURT,
                                           ss.
v.                                         ss.
                                           ss.       285th JUDICIAL DISTRICT,
FRANK CUSTABLE, Jr., individually,         ss.
AND                                        ss.
PINE SERVICES, INC.,                       ss.       BEXAR COUNTY, TEXAS
                                           ss.
DEFENDANTS.                                ss.

              ORDER GRANTING JOINT NOTICE OF NONSUIT WITH PREJUDICE
              -----------------------------------------------------

      On this date, the Court considered the Joint Notice of Nonsuit with Prejudice filed by the parties herein.

      The Court hereby GRANTS the parties' request for a nonsuit and ORDERS this case dismissed and removed from the Court's docket with prejudice to all claims and counterclaims asserted in this action.

      SIGNED this   day of    , 2004.


                                                --------------------------------
                                                Presiding Judge

APPROVED AND ENTRY REQUESTED:


----------------------------
Jonathan D. Pauerstein
State Bar No. 1537500
Bryan A. Lopez
State Bar No. 24007881
LOEFFLER TUGGEY PAUERSTEIN
ROSENTHAL LLP
755 East Mulberry, Suite 200
San Antonio, Texas 78212
210-354-4300 Telephone
210-354-4305 Facsimile


                                       51
--------------------------------------------------------------------------------

-----------------------------------
Jo Beth Eubanks
ATTORNEY FOR DEFENDANT,
SUBURBAN CAPITAL CORPORATION


                                       52
--------------------------------------------------------------------------------

                                  EXHIBIT "E4"
                                  ------------

                             CAUSE NO. 2004-090343-1

PRIMARY BUSINESS                  ss.
SYSTEMS, L.L.C.,                  ss.
                                  ss.
PLAINTIFF,                        ss.           IN THE DISTRICT COURT,
                                  ss.
v.                                ss.
                                  ss.           37th JUDICIAL DISTRICT,
SUBURBAN CAPITAL                  ss.
CORPORATION                       ss.
                                  ss.           BEXAR COUNTY, TEXAS
DEFENDANT.                        ss.

                     JOINT NOTICE OF NONSUIT WITH PREJUDICE
                     --------------------------------------

      Plaintiff, Primary Business Systems, L.L.C. ("Plaintiff"), and Defendant, Suburban Capital Corporation ("Defendant"), file this Joint Notice of Nonsuit with Prejudice.

      Plaintiff hereby nonsuits with prejudice all claims against Defendant and waives its right to refile such claims at any later time. Defendant hereby nonsuits all counterclaims against Plaintiff and waives its right to refile such counterclaims at any later time.

      WHEREFORE, Plaintiff and Defendant request that the Court accept this Joint Notice of Nonsuit with Prejudice and dismiss this case with prejudice.

                                           Respectfully Submitted by:
                                           Akin Gump Strauss Hauer & Feld
                                           300 Convent
                                           Suite 1500
                                           San Antonio, Texas 78205


                                           -----------------------------------
                                           Jo Beth Eubanks
                                           State Bar No. 00790656
                                           ATTORNEY FOR DEFENDANT
                                           SUBURBAN CAPITAL
                                           CORPORATION


                                       53
--------------------------------------------------------------------------------

                                               ---------------------------------
                                               Jonathan D. Pauerstein
                                               State Bar No. 1537500
                                               Bryan A. Lopez
                                               State Bar No. 24007881
                                               LOEFFLER TUGGEY PAUERSTEIN
                                               ROSENTHAL LLP
                                               755 East Mulberry, Suite 200
                                               San Antonio, Texas 78212
                                               210-354-4300 Telephone
                                               210-354-4305 Facsimile

                                               ATTORNEYS FOR PRIMARY
                                               BUSINESS SYSTEMS, L.L.C.


                                       54
--------------------------------------------------------------------------------

                             CAUSE NO. 2004-090343-1

PRIMARY BUSINESS                          ss.
SYSTEMS, L.L.C.,                          ss.
                                          ss.
PLAINTIFF,                                ss.          IN THE DISTRICT COURT,
                                          ss.
v.                                        ss.
                                          ss.          37th JUDICIAL DISTRICT,
SUBURBAN CAPITAL                          ss.
CORPORATION                               ss.
                                          ss.          BEXAR COUNTY, TEXAS
DEFENDANT.                                ss.

              ORDER GRANTING JOINT NOTICE OF NONSUIT WITH PREJUDICE
              -----------------------------------------------------

      On this date, the Court considered the Joint Notice of Nonsuit with Prejudice filed by the parties herein.

      The Court hereby GRANTS the parties' request for a nonsuit and ORDERS this case dismissed and removed from the Court's docket with prejudice to all claims and counterclaims asserted in this action.

      SIGNED this    day of     , 2004.


                                                 -------------------------------
                                                 Presiding Judge

APPROVED AND ENTRY REQUESTED:


-------------------------------
Jonathan D. Pauerstein
State Bar No. 15637500
Bryan A. Lopez
State Bar No. 24007881
LOEFFLER TUGGEY PAUERSTEIN
ROSENTHAL LLP
755 East Mulberry, Suite 200
San Antonio, Texas 78212
210-354-4300 Telephone
210-354-4305 Facsimile


                                       55
--------------------------------------------------------------------------------

-----------------------------------
Jo Beth Eubanks
ATTORNEY FOR DEFENDANT,
SUBURBAN CAPITAL CORPORATION


                                       56
--------------------------------------------------------------------------------

EXHIBIT B

PRO FORMA FINANCIAL STATEMENTS


                                       F-1
--------------------------------------------------------------------------------

                 PRIMARY BUSINESS SYSTEMS, INC. and SUBSIDIARIES

                        Unaudited Pro Forma Balance Sheet
                             As of December 31, 2004

                                                                 Adjustments
                                                             Increase (Decrease)
                                                          ------------------------           2004
                                                 2004     Note 3, #       Amount          Pro Forma
                                             -----------  ---------    -----------       -----------
                                               Audited                                    Unaudited
                      ASSETS
                      ------

Current assets
--------------

   Cash                                      $   185,484   a,f         $  (185,484)      $        (0)
   Note receivable                               107,949   a,e,f          (107,949)               (0)
   Client accounts receivable                     64,435   a,f             (64,435)                0
   Prepaid Expenses                                1,051   a,f              (1,051)                0
   Worker compensation prepaid premiums           96,097   a,f             (96,097)                0
                                             -----------               -----------       -----------

     Total Current Assets                        455,016                  (455,016)               (0)
                                             -----------               -----------       -----------

Property & Equipment
--------------------

   Furniture & Fixtures                           54,454   a,f             (54,454)                0
   Computer equipment                             91,322   a,f             (91,322)                0
   Vehicles                                       15,485   a,f             (15,485)                0
   Payroll software                               43,724   a,f             (43,724)                0
                                             -----------               -----------       -----------

                                                 204,985                  (204,985)                0
   Less: accumulated depreciation               (149,213)  a,f             149,213                 0
                                             -----------               -----------       -----------

     Total Property & Equipment                   55,772                   (55,772)                0
                                             -----------               -----------       -----------

Other assets
------------

   Security deposits                               1,054   a,f              (1,054)                0
   Customer list, net of amortization              9,000   a,f              (9,000)                0
   Goodwill                                      557,240   a,d,f          (557,240)                0
                                             -----------               -----------       -----------

     Total Other Assets                          567,294                  (567,294)                0
                                             -----------               -----------       -----------

   Total Assets                              $ 1,078,082               $(1,078,082)      $         0
                                             ===========               ===========       ===========

The accompanying notes are an integral part of these financial statements.


                                       F-2
--------------------------------------------------------------------------------

                 PRIMARY BUSINESS SYSTEMS, INC. and SUBSIDIARIES

                        Unaudited Pro Forma Balance Sheet
                             As of December 31, 2004

                                                                         Adjustments
                                                                     Increase (Decrease)
                                                                   ------------------------         2004
                                                        2004       Note 3, #       Amount        Pro Forma
                                                     -----------   ---------    -----------     -----------
                                                      Audited                                    Unaudited
                   LIABILITIES
                   -----------

Current liabilities
-------------------

   Accounts payable                                  $   109,812   b,f          $  (109,812)    $         0
   Checks drawn on uncollected funds                     177,532   b,f             (177,532)             (0)
   Client payroll tax payable                            259,260   b,f             (259,260)             (0)
   Workers comp payable                                   60,953   b,f              (60,953)              0
   Client payroll amount withheld                          1,532   b,f               (1,532)              0
   Line of credit from banks                              38,522   b,f              (38,522)              0
   Estimated liabilities remaining with Company                0   b,f              100,000         100,000
                                                     -----------                -----------     -----------

     Total Current Liabilities                           647,611                   (547,611)        100,000

Other liabilities
-----------------

   Due to shareholder/officer                            622,496   b,d,e           (622,496)             (0)
                                                     -----------                -----------     -----------

        Total Liabilities                              1,270,107                 (1,170,107)        100,000
                                                     -----------                -----------     -----------

Stockholders' Equity (Deficiency)
---------------------------------

   Common stock, - $.001 par value authorized -
     750,000,000 shares issued and outstanding
     86,278,297 shares audited and 61,645,285
     Shares Pro Forma                                     86,278   c                (24,633)         61,645
   Additional paid-in capital                            976,342   c                 24,633       1,000,975
   Accumulated (deficit)                              (1,254,644)  g                 92,024      (1,162,620)
                                                     -----------                -----------     -----------

     Total Stockholders' Equity (Deficiency)            (192,024)                    92,024        (100,000)
                                                     -----------                -----------     -----------

   Total Liabilities and Stockholders' Equity
     (Deficiency)                                    $ 1,078,083                $(1,078,083)    $         0
                                                     ===========                ===========     ===========

The accompanying notes are an integral part of these financial statements.


                                       F-3
--------------------------------------------------------------------------------

                 PRIMARY BUSINESS SYSTEMS, INC. and SUBSIDIARIES

                   Unaudited Pro Forma Statement of Operations
                      For The Year Ended December 31, 2004

                                                                           Adjustments
                                                                        Increase (Decrease)
                                                                      -----------------------           2004
                                                           2004       Note 3, #     Amount           Pro Forma
                                                       ------------   ---------  ------------      ------------
                                                         Audited                                     Unaudited
Revenues                                               $  3,339,019   g          $          0      $  3,339,019

Cost Of Revenues                                          2,057,354   g                     0         2,057,354
                                                       ------------              ------------      ------------

Gross Profit                                              1,281,665                        --         1,281,665
                                                       ------------              ------------      ------------

Operating Expenses
   General and Administrative                               629,050   g                     0           629,050
   Wages, commissions & salaries                            721,725   g                     0           721,725
   Consulting services for acquisition                           --   g                     0                 0
                                                       ------------              ------------      ------------

                                                          1,350,775                         0         1,350,775
                                                       ------------              ------------      ------------

Income (Loss) from Operations                               (69,110)                       --           (69,110)
                                                       ------------              ------------      ------------

Other Income
   Net adjustment and gain from disposal of
     subsidiaries and change of ownership control
     coming from the Settlement agreement                        --   g                92,024            92,024
                                                       ------------              ------------      ------------

Income (Loss) Before Provision For Income Tax               (69,110)                   92,024            22,914
                                                       ------------              ------------      ------------

Provision For Income Taxes                                       --                         0                 0
                                                       ------------

Net Income (Loss)                                      $    (69,110)  g          $     92,024      $     22,914
                                                       ============              ============      ============

Basic & Diluted Net (Loss) Per Share                   $         --                                $         --
                                                       ============                                ============

Basic and Diluted Weighted Averge Shares
   Outstanding                                           86,278,297                                  61,645,285
                                                       ============                                ============

   The accompanying notes are an integral part of these financial statements.


                                       F-4
--------------------------------------------------------------------------------

                 PRIMARY BUSINESS SYSTEMS, INC. and SUBSIDIARIES

       Unaudited Pro Forma Statement Of Stockholders' Equity (Deficiency)
                      For The Year Ended December 31, 2004

Adj                                                Common Stock                 Additional                             Total
Note                                        -----------------------------        Paid-In-         Accumulated          Equity
3, #                                           Shares            Amount           Capital          (Deficit)        (Deficiency)
-------------------------------------       -----------       -----------       -----------       -----------       ------------
Audited Balance December 31, 2004            86,278,297       $    86,278       $   976,342       $(1,254,644)      $  (192,024)

PRO FORMA CHANGES
-----------------

      Cancellation of shares
      previously issued to
c     Matthews and designates               (24,677,630)          (24,678)           24,678                                   0

      Adjustment to the number
      of shares cancelled to
      recognize there is no change
      in the number of shares
      issued and outstanding that
      are not involved in the
      change in the controlling
c     interest of the Company                    44,618                45               (45)                                  0

      Net gain in the disposal of
      the subsidiaries and in the
      change in the controlling
g     interest of the Company                                                                          92,024            92,024
                                            -----------       -----------       -----------       -----------       -----------

Balance Pro Forma December 31, 2004          61,645,285       $    61,645       $ 1,000,975       $(1,162,620)      $  (100,000)
                                            ===========       ===========       ===========       ===========       ===========

   The accompanying notes are an integral part of these financial statements.


                                       F-5
--------------------------------------------------------------------------------

PRIMARY BUSINESS SYSTEMS, INC. and SUBSIDIARIES
Notes to Unaudited Pro Forma Financial Statements
As of December 31, 2004

NOTE 1 - Basis of Presentation

Effective January 31, 2005 the majority shareholders of the Company representing approximately 91% of the outstanding Common Stock ("Matthews Family") signed an agreement settling on-going lawsuits and counter lawsuits between them and the Company on one hand and Pine Services Inc., formerly the majority shareholder, and Frank Custable, a prior advisor dismissed by the Company and related entities (together referred to as the "Custable Parties") in an agreement titled "Settlement Agreement and Mutual Release" ("Settlement"). The Settlement set the effective date of this agreement into the future contingent upon the completion of specified events accomplished in a timely manner agreeable to all parties. The claims in the several lawsuits emanate from the original change of control transactions effected in November 2002 by which current management become the majority shareholders.

The shareholders constituting the 91% ownership are the sole members of management and the Board of Directors of the Company. Pursuant to the Settlement the Matthews Family will give up control of the Company and the transactions completed in November 2002 will be reversed. As a result of the Settlement, the Company will turn over to the Matthews family ownership of its three operating subsidiaries in exchange for stock, forgiveness of debt and a resolution of all claims among the parties. Pine Services will become the majority shareholder of the Company and will own approximately 57% of the outstanding shares. The closing of the transaction is contingent on the completion of certain events prior to that date, including the filing of this "Information to Shareholders" with the Securities and Exchange Commission ("SEC") and mailing to shareholders in accordance with SEC rules and Nevada corporate law.

The presentation of the information reported in these unaudited pro forma statements reflect the anticipated impact the Settlement will have on the financial statements of the Company when it takes place. Should the events expected and presented here not come about as anticipated, then the probable impact on the financial statements most likely would not occur.

The Unaudited Pro Forma Financial Statements are consolidated financial statements with all significant intercompany eliminations taken into account. The basis of accounting is the accrual basis as established by accounting principles generally accepted in the United States of America, and as promulgated by the Public Company Accounting Oversight Board ("PCAOB") (United States).


                                        1
--------------------------------------------------------------------------------

NOTE 2 - Settlement Summarized

The Settlement provides that the Matthews Family and Custable Parties essentially unwind the original agreements entered into in September 27, 2002 and November 2002 and certain subsequent transactions. Pursuant to the Settlement, the following transactions will occur:

      a) The Matthews Family returns and cancels approximately 24,677,630 shares of stock issued to them since November 2002.

      b) Pine receives 51,766,986 shares of Common Stock representing approximately 59% of the outstanding Common Stock of the Company, which shares are being transferred from the Matthews Family.

      c) The Matthews Family receives a $200,000 cash settlement from Custable Assignees, represented by a secured note. Of this $200,000, $50,000 was previously received in January, 2005, with future payments of $50,000 in April 2005, $50,000 in November 2005, and $50,000 in April 2006.

      d) The Stock Acquisition Agreement between the Company and the Matthews Family entered into in November 29, 2002 is unwound, the Matthews Family returns 2,696,256 shares receive thereunder and the Matthews Family receives in exchange all of the outstanding capital stock of the Company's three subsidiaries, thereby transferring ownership from the Company to the Matthews Family, together with the related assets and liabilities.

      e) The Company will retain the assets and liabilities as carried on its books and records or remaining outstanding from prior to the date (November 2002) the Matthews Family gained control of the Company in November 2002.

      f) Custable Assignees will hold 59.7% of the total stock of the Company (approximately 51,766,986 shares of stock). The shares will be held in escrow to secure the payment of the secured note.

      g) Debt in the amount of $593,294 owed by the Company to the Matthews Family will be cancelled and debt of $107,949 owed by Consumers Insurance Agency (an affiliate of the Mathews Family) to the Company is cancelled.

NOTE 3 - Explanation of the Adjustments Made in the Unaudited Pro Forma Financial Statements

The intent of the Settlement is to unwind the original agreements entered into in September and November 2002 by which the Matthews Family sold their privaltey owned companies to the Company. Tthe following assumptions apply: (Note: the items - #s -- below correspond to the numbers (letters) referred to in the Financial Statements)

      a)    No assets will remain in the Company.

      b)    Liabilities will remain in the Company estimated at $100,000.

      c) The agreement identifies exactly how many shares of stock are to be issued to each party and how many shares of stock are to be returned and cancelled (Refer to Note 2, items # a,b, and c). However, the formula used to accomplish this is 44,618 shares short of the 7,182,043 shares of stock issued to all other parties not


                                        2
--------------------------------------------------------------------------------
            involved in this stock transaction amongst the majority shareholders. To make the remaining shares compute out properly, the 44,618 shares are presented in the Statement of Stockholders' Equity (Deficiency) as a reduction in the number of shares cancelled by Matthews.

      d) Goodwill as presented in the audited financial statements as of December 31, 2004 in the amount of $557,240 represents the value of the business the Matthews Family placed into the Company when the Matthews Family took over control of the Company in the original agreement. This will be undone by offsetting most of the $622,496 due Matthews as of December 31, 2004. The remaining Goodwill of $7,240 came about when the Company acquired an inactive corporation the Company uses as a wholly owned subsidiary to handle a small segment of its operations. This subsidiary passes to Matthews, along with all other subsidiaries of the Company. The remaining $7,240 balance of Goodwill will be offset against the remaining $72,496 ($622,496 - $550,000 = $72,496) due to Matthews.

      e) As of December 31, 2004, note receivable of $61,549 is due from Consumers Insurance Agency LLC ("Consumers"), a related party to Matthews. This obligation will be forgiven as part of the Settlement. In addition the sum of $46,400 which is an outstanding receivable from Consumers will be forgiven.

      f) Matthews takes over all of the stock outstanding in the subsidiaries of the Company, all wholly owned. In doing so, Matthews takes over all of the assets and assumes all liabilities of the Company, except those obligations incurred prior to Matthews initially taking over the Company, estimated that is could reach upwards of approximately $100,000.

      g) After taking into account all of the above adjustment, the Company improves its equity (Deficiency) position by a net of $92,024 as reported on the unaudited Pro Forma Statements of Operations and Stockholders' Equity (Deficiency).


                                        3
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